SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 7, 2004

(Date of earliest event reported)

TROY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24413	33-0807798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 South Pullman Street, Santa Ana, California  92705

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (949) 250-3280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events

TROY Group, Inc. (the “Company”) today announced that the Company, Dirk, Inc. and the Dirk Family Trust have commenced an action against Westar Capital LLC (“Westar”) in the United States District Court for the Central District of California for violations of the Williams Act, tortious interference with contract, tortious interference with prospective economic advantage, and unfair business practices.  The complaint alleges that Westar’s purported offers to purchase all of the outstanding stock of the Company are designed solely to disrupt the market for the Company’s common stock and the proposed merger between the Company and Dirk, Inc.  The complaint seeks damages of an unspecified amount as well as injunctive relief..

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

Item 9.01       Financial Statements and Exhibits

(c)           Exhibits

99.1         Press Release dated September 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004.

TROY GROUP, INC.

By	/s/ Patrick J. Dirk
Patrick J. Dirk
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated September 8, 2004.